UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

December 26, 2024

(Date of Report (Date of earliest event reported))

Verde Resources, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55276	32-0457838
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

8112 Maryland Ave, Suite 400, St. Louis, Missouri 63105
(Address of principal executive offices)

(314) 530-9071

(Registrant’s telephone number)

_____________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 504 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-25 of the Securities Exchange Act of 1934 (§240.12b-2 of this Chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective December 26, 2024, the following changes were made to the Board of Directors (the “Board”) of Verde Resources, Inc (the “Company”):

Chen Ching voluntarily resigned from his position as Director of the Company.

There have been no disagreements between the Company and Mr. Chen known to an executive officer of the Company on any matter relating to the Company’s operations, policies or practices. Mr. Chen was provided a copy of the disclosures made herein no later than the date of filing on this Form 8-K and has been provided with the opportunity to furnish the Company with a letter addressed to the Company stating whether or not he agrees with the statements made herein. Any letter received by the Company from Mr. Chen will be filed as an exhibit to this form 8-K by way of amendment within 3 business days of receipt.

By resolution of the Board, Eric Bava was appointed Director of the Company, effective December 26, 2024. Mr. Bava will hold the Board position formerly held by Chen Ching.

The Company believes that the educational background, business and operational experience of the elected director give him the qualifications and skills necessary to serve as Director of the Company.

Mr. Eric Bava (44)

Since being appointed as the Chief Operating Officer of Verde Resources Inc. in Oct 2023, Mr. Eric Bava has been pivotal in driving operational growth and expanding the company’s strategic partnerships. His leadership has resulted in groundbreaking initiatives, including key projects with the National Center for Asphalt Technology (NCAT) to validate the Verde Blueprint and promote eco-friendly technologies.

Mr. Bava has also engaged with leading building materials companies to explore commercialization opportunities, leveraging strategic partnerships to advance Verde’s sustainable innovations. Working closely with the CEO and the C-suite team, Bava continues to position Verde Resources as a leader in Net Zero solutions within the building materials industry.

Item 9.01 Financial Statements and Exhibits

The Letter of Resignation of Chen Ching is attached hereto as Exhibit 17.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERDE RESOURCES, INC.

/s/ Jack Wong
Jack Wong
Chief Executive Officer

Date: December 27, 2024

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